POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each officer or director of Allied Healthcare Products, Inc. (the "Corporation") whose signature appears below constitutes and appoints James C. Janning and Barry F. Baker, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-8 relating to the shares of the Corporation's Common Stock issuable under the Corporation's 1994 Employee Stock Option Plan and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


November 14, 1996                             /s/Dennis W. Sheehan
                                              ---------------------
                                              Dennis W. Sheehan

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each officer or director of Allied Healthcare Products, Inc. (the "Corporation") whose signature appears below constitutes and appoints James C. Janning and Barry F. Baker, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-8 relating to the shares of the Corporation's Common Stock issuable under the Corporation's 1994 Employee Stock Option Plan and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


November 19, 1996                             /s/Uma N. Aggarwal
                                              ----------------------
                                              Uma N. Aggarwal

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each officer or director of Allied Healthcare Products, Inc. (the "Corporation") whose signature appears below constitutes and appoints James C. Janning and Barry F. Baker, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-8 relating to the shares of the Corporation's Common Stock issuable under the Corporation's 1994 Employee Stock Option Plan and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said att orney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

November 20, 1996                            /s/James C. Janning
                                             -------------------
                                             James C. Janning

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each officer or director of Allied Healthcare Products, Inc. (the "Corporation") whose signature appears below constitutes and appoints James C. Janning and Barry F. Baker, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-8 relating to the shares of the Corporation's Common Stock issuable under the Corporation's 1994 Employee Stock Option Plan and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said att orney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


November 14, 1996                            /s/David A. Gee
                                             ----------------
                                             David A. Gee

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each officer or director of Allied Healthcare Products, Inc. (the "Corporation") whose signature appears below constitutes and appoints James C. Janning and Barry F. Baker, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-8 relating to the shares of the Corporation's Common Stock issuable under the Corporation's 1994 Employee Stock Option Plan and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said att orney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

November 14, 1996                            /s/Samuel A. Hamacher
                                             -----------------------
                                             Samuel A. Hamacher

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each officer or director of Allied Healthcare Products, Inc. (the "Corporation") whose signature appears below constitutes and appoints James C. Janning and Barry F. Baker, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-8 relating to the shares of the Corporation's Common Stock issuable under the Corporation's 1994 Employee Stock Option Plan and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said att orney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

November 14, 1996                            /s/Donald E. Nickelson
                                             ------------------------
                                             Donald E. Nickelson

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each officer or director of Allied Healthcare Products, Inc. (the "Corporation") whose signature appears below constitutes and appoints James C. Janning and Barry F. Baker, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-8 relating to the shares of the Corporation's Common Stock issuable under the Corporation's 1994 Employee Stock Option Plan and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said att orney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

November 14, 1996                            /s/Robert E. Lefton
                                             --------------------
                                             Robert E. Lefton